UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, Ca. 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Executive Officer and Director.

As part of the previously announced management transition, which was disclosed in the Current Report on Form 8-K filed by MRI Interventions, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 10, 2017 (the “Prior Current Report”), effective November 7, 2017, Francis (Frank) P. Grillo voluntarily resigned from his position as the Chief Executive Officer and President of the Company and as a member of the Board of Directors of the Company (the “Board”) and separated from the Company pursuant to the terms of the Separation, Transition and Consulting Agreement, dated as of October 6, 2017. Mr. Grillo’s resignation is not the result of any disagreement with management, the Company or its operations, policies or practices.

The principal terms of Mr. Grillo’s separation agreement with the Company are summarized in the Prior Current Report and incorporated herein. That summary is qualified in its entirety by the full text of the separation agreement, a copy of which was filed as Exhibit 10.1 to the Prior Current Report.

(c)	Appointment of Executive Officer.

Further, as part of the previously announced management transition in the Prior Current Report, effective November 7, 2017, Joseph Michael Burnett became the Chief Executive Officer and President of the Company, replacing Mr. Grillo in such positions.

The principal terms of Mr. Burnett’s employment agreement with the Company are summarized in the Prior Current Report and incorporated herein. That summary is qualified in its entirety by the full text of the employment agreement, a copy of which was filed as Exhibit 10.2 to the Prior Current Report.

(d)	Election of Director.

In conjunction with the management transition described above, the Board, with the recommendation of the Corporate Governance and Nominating Committee, elected Mr. Burnett to serve as a director of the Company, effective November 7, 2017, until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed and/or furnished herewith.

Exhibit No.	Description

10.1	Separation, Transition and Consulting Agreement, dated as of October 6, 2017, by and between the Company and Francis P. Grillo (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2017 and incorporated herein by reference)

10.2	Employment Agreement, dated as of October 6, 2017, by and between the Company and Joseph Michael Burnett (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2017 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2017	MRI INTERVENTIONS, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer